Other Receivables and Prepaid Expenses (Details) - Schedule of other receivables and prepaid expenses - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020
Schedule Of Other Receivables And Prepaid Expenses Abstract
Deposits	[1]	$ 588	$ 281
AII grants receivable		120	83
Prepaid expenses	[2]	1,188	119
Governmental institutions		116	25
Income to receive from hotel service providers		496
Other		7	7
Total		$ 2,515	$ 515

[1]	Deposits to hotel service providers, as per contract, are designed to enable the service to the Company. The deposits are applied or repaid upon termination of Company’s engagement with the relevant hotel service provider as determined in the agreements.
[2]	Includes pre-payments to hotel service providers on account of the ability of the Company to receive service. Such pre-payments are applied by the hotel service provider once the Company accrues debt, after the check-in of the travelers as determined in the agreements.